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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 11, 1999


                            JDA Software Group, Inc.
               (Exact name of registrant as specified in charter)


           Delaware                  0-27876                86-0787377
  (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)


  11811 North Tatum Blvd., Suite 2000, Phoenix, Arizona          85028
  (Address of principal executive offices)                    (Zip Code)


  Registrant's telephone number, including area code   (602) 404-5500



          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On January 5, 1999, the Registrant issued a press release announcing:

- preliminary financial results for year ended December 31, 1998 and for the fiscal quarter ended December 31, 1998;

- the Registrant's intent to restate second and third quarter operating results based upon new guidance from the Securities and Exchange Commission regarding appropriate valuation methodologies for in-process research and development write-offs, which guidance is applicable to the Registrant's acquisition on June 4, 1998 of the Arthur Retail division of Comshare, Inc.;

- resignation of Brent W. Lippman as Chief Executive Officer and Director of the Company, effective immediately;

- the immediate return of James D. Armstrong and Frederick M. Pakis, co-founders and co-chairman of the board, on a full-time basis to serve in the capacities of co-chief executive officers;

- the decision of the Registrant and Baan Company not to form a separate entity joint venture for developing Baan/JDA Retail business, and instead develop an alternative marketing arrangement to sell and support their combined solutions to vertically integrated retailers.

         The press release is attached hereto as Exhibit 99.1 as incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits.

          Exhibit No.                             Description
          -----------                              -----------
             99.1                          Press release dated January 5, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JDA Software Group, Inc.



Date:  January 11, 1999        By: /s/  Kristen L. Magnuson
                                   ---------------------------------
                                    Kristen L. Magnuson
                                    Senior Vice President and Chief
                                    Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

     99.1                          Press release issued January 5, 1999.



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